SCHEDULE B

TO THE JPMORGAN TRUST II DECLARATION OF TRUST

SERIES AND CLASSES

As of April 30, 2013

Non-Money Market Funds

Series	Classes
JPMorgan Arizona Municipal Bond Fund	A, B, C, Select

JPMorgan Core Bond Fund	A, B, C, Select, R6 (formerly Ultra Shares until 11/30/10), R2, R5

JPMorgan Core Plus Bond Fund	A, B, C, Select, R6 (formerly Ultra Shares until 11/30/10), R2, Institutional

JPMorgan Intrepid Mid Cap Fund	A, B, C, Select

JPMorgan Mid Cap Growth Fund (name change from JPMorgan Diversified Mid Cap Growth Fund effective 6/27/09)	A, B, C, Select, R2, R5, R6

JPMorgan Equity Income Fund	A, B, C, Select, R2, R5. R6

JPMorgan Equity Index Fund	A, B, C, Select

JPMorgan Government Bond Fund	A, B, C, Select, R6 (formerly Ultra Shares until 11/30/10), R2

JPMorgan High Yield Fund (name changed from JPMorgan High Yield Bond Fund effective 9/14/2009)	A, B, C, Select, R6 (formerly Ultra Shares until 11/30/10), R2, R5

JPMorgan International Equity Index Fund	A, B, C, Select, R2

JPMorgan Investor Balanced Fund	A, B, C, Select

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund	A, B, C, Select

JPMorgan Investor Growth & Income Fund	A, B, C, Select

JPMorgan Large Cap Growth Fund	A, B, C, Select, R2, R5, R6

B-1

Series	Classes
JPMorgan Large Cap Value Fund	A, B, C, Select, R2, R5, R6

JPMorgan Market Expansion Enhanced Index Fund (name change from JPMorgan Market Expansion Index Fund effective 4/30/13)	A, B, C, Select, R2

JPMorgan Michigan Municipal Bond Fund	A, B, C, Select

JPMorgan Mortgage-Backed Securities Fund	A, C, Select, R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Multi-Cap Market Neutral Fund	A, B, C, Select

JPMorgan Municipal Income Fund	A, B, C, Select

JPMorgan Ohio Municipal Bond Fund	A, B, C, Select

JPMorgan Short Duration Bond Fund	A, B, C, Select, R6 (formerly Ultra Shares until 11/30/10)

JPMorgan Short-Intermediate Municipal Bond Fund (name change from JPMorgan Short Term Municipal Bond Fund effective 4/30/09)	A, B, C, Select, Institutional

JPMorgan Small Cap Growth Fund	A, B, C, Select, Institutional, R2, R6

JPMorgan Small Cap Value Fund	A, B, C, Select, R6 (formerly Ultra Shares until 11/30/10), R2, R5

JPMorgan Tax Free Bond Fund	A, B, C, Select

JPMorgan Treasury & Agency Fund	A, B, C, Select

JPMorgan Limited Duration Bond Fund (name changed from JPMorgan Ultra Short Duration Bond Fund effective 8/31/09 and name change from JPMorgan Ultra Short Term Bond Fund effective 7/1/06)	A, B, C, Select, R6 (formerly Ultra Shares until 11/30/10)

JPMorgan U.S. Real Estate Fund	A, C, Select, R2, R5

B-2

Money Market Funds

Series	Classes
JPMorgan Liquid Assets Money Market Fund	Capital, Institutional, Agency, Premier, Investor, Morgan, Reserve, B, C, Service, E*TRADE

JPMorgan Michigan Municipal Money Market Fund	Premier, Morgan, Reserve

JPMorgan Municipal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Service, E*TRADE

JPMorgan Ohio Municipal Money Market Fund	Premier, Morgan, Reserve, Service

JPMorgan U.S. Government Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service, Investor, Direct, Eagle, IM

JPMorgan U.S. Treasury Plus Money Market Fund	Institutional, Agency, Premier, Investor, Morgan, Reserve, B, C, Service, Direct, Eagle, IM

B-3